UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2024

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The special meeting of stockholders (the “Special Meeting”) of SeaStar Medical Holding Corporation (the “Company”) was held virtually on June 4, 2024 at 10:00 a.m., Mountain Time. The following proposals were approved by the stockholders, each by the votes set forth below:

Proposal 1. To elect three Class II Directors to serve until the 2027 annual meeting of stockholders, or until their successors shall have been duly elected and qualified:

Nominee	Votes For	Votes Against	Absentions	Broker Non-Votes
Allan Collins, MD	25,571,422	—	5,434,244	16,568,804
Jennifer A. Baird	29,954,851	—	1,050,815	16,568,804
Bernadette N. Vincent	29,950,656	—	1,055,010	16,568,804

Proposal 2. To approve an amendment and restatement of the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock ("Common Stock") from 3,278,457 to 9,778,457

Votes For	Votes Against	Absentions	Broker Non-Votes
19,575,471	11,202,158	228,037	16,568,804

Proposal 3. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of the Company's outstanding shares of Common Stock upon exercise of Series A Warrants to purchase 10,840,761 shares of Common Stock and Series B Warrants to purchase 5,420,381 shares of Common Stock pursuant to the terms of the Securities Purchase Agreement with a single institutional investor:

Votes For	Votes Against	Absentions	Broker Non-Votes
23,754,015	6,692,280	559,371	16,568,804

Proposal 4. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Absentions	Broker Non-Votes
44,584,985	1,831,139	1,158,346	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation
		By:	/s/ Eric Schlorff
Date:	June 4, 2024	Name:	Eric Schlorff
		Title:	Chief Executive Officer